                              SOURCE CAPITAL, INC.

                                      1996
                                 ANNUAL REPORT
                         FOR THE YEAR ENDED DECEMBER 31

          DIRECTORS                                       COUNSEL
          Wesley E. Bellwood                              O'Melveny & Myers LLP
          Julio J. de Puzo, Jr.                           Los Angeles, California
          David Rees
          Robert L. Rodriguez                             INDEPENDENT AUDITORS
          Lawrence J. Sheehan                             Ernst & Young LLP
          Charles W. Stanton                              Los Angeles, California
          Kenneth L. Trefftzs
                                                          TRANSFER AND SHAREHOLDER
          OFFICERS                                        SERVICE AGENT
          Julio J. de Puzo, Jr., President                ChaseMellon Shareholder Services, L.L.C.
          Eric S. Ende, Senior Vice President             85 Challenger Road
          Robert L. Rodriguez, Senior Vice President      Overpeck Centre
          Steven R. Geist, Vice President                 Ridgefield Park, NJ 07660
          Janet M. Pitman, Vice President                 (800) 279-1241 or (212) 613-7427
          Steven T. Romick, Vice President
          J. Richard Atwood, Treasurer                    REGISTRAR
          Sherry Sasaki, Secretary                        ChaseMellon Shareholder Services, L.L.C.
          Christopher H. Thomas, Assistant Treasurer      Ridgefield Park, New Jersey

          INVESTMENT ADVISER                              STOCK EXCHANGE LISTING
          First Pacific Advisors, Inc.                    New York Stock Exchange:
          11400 West Olympic Blvd., Suite 1200            Symbols:  SOR Common Stock
          Los Angeles, California 90064                             SOR+ Preferred Stock

          CUSTODIAN
          State Street Bank and Trust Company
          Boston, Massachusetts

--------------------------------------------------------------------------------

                         SUMMARY FINANCIAL INFORMATION

                                                                  For the year ended December 31,
                                                          ------------------------------------------------
                                                                   1996                      1995
                                                          ----------------------    ----------------------
                                                             Total         Per         Total         Per
                                                              Net         Common        Net         Common
                                                             Assets       Share        Assets       Share
                                                          ------------    ------    ------------    ------
Beginning of year.......................................  $362,086,804    $42.58    $329,426,748    $38.52
Net gain on investments, realized and unrealized........    59,669,461     8.25       49,082,213     6.84
Income available to Common shareholders.................     4,722,996     0.65        5,900,899     0.82
Distributions to Common shareholders....................   (44,332,834)   (6.13)     (25,881,498)   (3.60)
Proceeds from shares issued for distributions reinvested
  by Common shareholders................................            --       --        3,558,442       --
                                                          ------------    ------    ------------    ------
       Net changes during year..........................  $ 20,059,623    $2.77     $ 32,660,056    $4.06
                                                          ------------    ------    ------------    ------
End of year.............................................  $382,146,427    $45.35    $362,086,804    $42.58
                                                          ============    ======    ============    ======
Common market price per share...........................     45 1/2                    41 7/8
Common market premium (discount) to net asset value.....       0.3%                    (1.7)%

Preferred asset coverage................................       706%                      669%
Preferred liquidation preference per share..............    $ 27.50                    $27.50
Preferred market price per share........................     28 5/8                    28 1/2

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $382,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,232,110 shares of Common Stock.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 16 subsequent increases to the current rate of $3.70. Maintenance of the current $3.70 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $37.00.

                           DIVIDEND REINVESTMENT PLAN

  Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). ChaseMellon Shareholder Services, L.L.C. ("Agent"), P.O. Box 590, Ridgefield Park, New Jersey 07660, acts as agent for participants under the Plan.

  A shareholder may join the Plan by signing and returning an authorization form which may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

  Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the dividend payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

  For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

  In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

  All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  Although not quite as spectacular as the prior year, 1996 proved to be another year of extremely strong stock market returns. The S&P 500 Stock Index was up 23.3%, following 1995's 37.5% gain. This represented only the second time in the past 20 years that the S&P has put together back-to-back gains of over 20%. The prior occasion, 1982-1983 was at the beginning of an economic recovery, while 1995-1996, in contrast, is well into an extended period of prosperity.

  The reader may notice that data for the Russell 2500 Index has been included in the table of returns for the first time. The Russell 2500 is a subset of the Russell 3000 Index, which is comprised of the 3,000 largest publicly traded U.S. Companies. The Russell 2500 represents all of the Russell 3000 stocks excluding the 500 largest. As such, it is an excellent indicator of the performance of mid-cap and small-cap stocks, covering a market cap range of $150 million to $2.5 billion, which is much closer to Source Capital's $1.2 billion median market cap than is the S&P's $5.5 billion median.

  There are a number of other issues which make us relatively unenthusiastic about using the S&P 500 as the primary benchmark for Source Capital's performance, most of which involve weighting and indexation. Although both the Russell and S&P are cap-weighted indices, the significance of this is far greater for the S&P. The largest company in the S&P 500, General Electric, has a market cap of $165 billion, approximately 400 times that of the S&P's smallest company, Giddings & Lewis. Thus a 1% price change in GE affects the S&P Index 400 times more than a 1% change in the price of Giddings & Lewis. In contrast, the biggest-to-smallest market cap range in the Russell 2500 is only about 15 times, so the distortion is far less.

  This issue of weighting is significant because in constructing Source's portfolio we would never choose to own 10 times as much GE as we would a $17 billion company, or 100 times as much as a $1.7 billion company. In fact, both of these "smaller" market caps are quite adequate for a full-size position in Source. As a result, the performance of a typical "equal-weighted" portfolio like Source can diverge significantly from that of the S&P 500. This problem is reduced if an index like the Russell 2500 is used, or if performance is compared to the equal weighted S&P -- data which is unfortunately not readily available to the public.

  We believe that the growth of indexation -- the creation of portfolios which mimic the performance of the S&P 500 -- also serves to reduce its usefulness as a performance benchmark. With several hundred billion dollars invested in index funds, and the amount rapidly increasing, the prices of the companies comprising the S&P 500 are being bid up to higher than "normal" levels, at the same time as their valuations become less attractive. As a result, we do not own very many S&P 500 stocks -- currently only 12 companies, comprising just 22% of Source's portfolio.

1996 INVESTMENT PORTFOLIO RETURNS

  Total net assets of Source Capital amounted to $382,146,427 at December 31, 1996. After providing for Preferred Stock equity, Common equity amounted to $327,993,097 or $45.35 of net asset value per Common share. This compared with total net assets of $362,086,804, Common equity of $307,933,474 and net asset value per Common share of $42.58 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $49,058,943. As a result, Source Capital achieved a total investment return during 1996 of 21.9% on its Common net asset value (20.0% on total net assets) with both figures reflecting the reinvestment of dividends and distributions.

  The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions.

--------------------------------------------------------------------------------

                              SOURCE CAPITAL            STOCK MARKET INDICES                 FIXED-INCOME INDICES
                           ---------------------     ---------------------------     ------------------------------------
                             TOTAL        COMMON     RUSSELL      S&P                  LEHMAN BROTHERS         TREASURY
        PERIOD             NET ASSETS     EQUITY      2500        500      DJIA      GOVT/CORP BOND INDEX     BILL YIELDS
-----------------------    ----------     ------     -------     -----     -----     --------------------     -----------
         1996                 +20.0%      +21.9 %     +19.0%     +23.3%    +28.9%            + 2.9%              + 5.3%
         1995                 +18.7       +20.7       +31.7      +37.5     +36.9             +19.2               + 5.7
         1994                 + 2.0       + 0.6       - 1.1      + 1.3     + 5.0             - 3.5               + 4.2
         1993                 + 6.7       + 6.3       +16.5      +10.0     +17.0             +11.0               + 3.1
         1992                 +12.5       +13.3       +16.2      + 7.7     + 7.4             + 7.6               + 3.6
         1991                 +19.7       +22.2       +46.7      +30.6     +24.3             +16.1               + 5.8
         1990                 - 1.2       - 3.2       -14.9      - 3.1     - 0.5             + 8.3               + 7.8
         1989                 +21.1       +23.9       +19.4      +31.7     +32.3             +14.2               + 8.2
         1988                 +15.2       +16.8       +22.7      +16.6     +16.2             + 7.6               + 6.2
         1987                 + 3.0       + 1.7       - 4.7      + 5.3     + 5.6             + 2.3               + 5.9
         1986                 +12.8       +13.9       +12.0      +18.7     +27.3             +15.6               + 6.0
         1985                 +24.2       +28.5       +31.9      +31.8     +33.7             +21.3               + 7.5
         1984                 +11.9       +12.8       - 4.1      + 6.3     + 1.4             +15.0               + 9.6
         1983                 +18.4       +21.3       +27.7      +22.6     +26.1             + 8.0               + 8.6
         1982                 +21.6       +26.1       +26.7      +21.5     +27.2             +31.1               +10.7
         1981                 +14.2       +16.0       + 3.0      - 5.3     - 3.7             + 7.3               +14.1
         1980                 +19.2       +23.1       +34.3      +32.4     +22.2             + 3.0               +11.6
         1979                 +26.6       +35.0       +38.4      +18.7     +10.7             + 2.3               +10.3
         1978                 +16.1       +19.7       N/A        + 6.4     + 2.8             + 1.2               + 7.2
         1977                 +13.0       +15.1       N/A        - 7.2     -12.9             + 3.0               + 5.4
    Annual Compound
    Rate of Return:
       18 years               +14.5       +16.3       +16.7      +16.4     +17.0             +10.2               + 7.4
       20 years               +14.5       +16.4       N/A        +14.6     +14.5             + 9.4               + 7.3

NET INVESTMENT INCOME

  As has been the case for the past several years, net investment income has continued to decline. Despite the active management of the bond portfolio, the current low interest rate environment cannot produce the level of interest income that was generated in years prior. Most of the decline in net investment income, however, occurred on the dividend side as we reduced the level of participation in larger capitalization stocks and moved into the mid-cap arena for valuation purposes. In a reversal of last year's performance when dividend income increased, dividends accounted for 35% of gross income compared to 38% in 1995 but still well ahead of the 25% generated in 1991. Specifically, net investment income amounted to $2,425,030 and $9,449,105 for the fourth quarter and full year, respectively, compared with $2,853,209 and $10,627,008 in 1995. After providing for Preferred dividends, net investment income per Common share totaled $0.17 and $0.65 for the fourth quarter and full year, respectively, compared with $0.23 and $0.82 earned in the corresponding periods of 1995.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  The distribution rate on Source Capital Common Stock is currently at the $3.70 annual rate which has been in effect since March 1996. Source Capital's distribution policy, initiated in June 1976, calls for payments to Common shareholders of approximately 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy almost 21 years ago, continuing growth in net asset value has led to 16 increases in the distribution rate totaling 164%. This growth was achieved despite payments to shareholders in excess of net investment income of $274,326,770 or $42.88 per Common share, plus payment of federal income tax on the retained portion of net realized long-term gains of $36,198,677 or $5.99 per Common share. As we have repeatedly pointed out, maintenance of the current $3.70 Common distribution rate is dependent on achieving investment results which will sustain a net asset value of approximately $37.00.

  Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuations as well as changing prospects of individual companies have led us to sell certain holdings in 1996, and these sales have resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

  As a result of these changes, the Company realized $44,976,665 in net capital gains in 1996. Payments to Common shareholders during 1996 were sufficient to distribute these realized gains. Thus, the Company did not retain any gains in 1996, and IRS Form 2439 will not be required. More detailed tax information is presented on page 11.

MARKET PRICES AND SHAREHOLDER RETURNS

  In the long run the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares which deviate from the underlying changes in net asset value can cause shareholder returns to be either enhanced or diminished. The experience of the past year clearly illustrates the positive side of this phenomenon as the 1.7% market discount from net asset value at 12/31/95 changed to a 0.3% premium one year later, and the shareholder returns benefited accordingly. The following table presents 1996 market returns for both Common and Preferred shareholders:

                               Common    Preferred
                                Stock      Stock
                               -------   ---------
Change in Market Value:
  NYSE Closing Price
     - 12/31/96.............. $45.500    $28.625
  NYSE Closing Price
     - 12/31/95..............  41.875      28.500
                               -------   ---------
  Net Change in 1996.........  $3.625     $ 0.125
Distributions in 1996........   6.130       2.400
                               -------   ---------
Total Return - Amount........  $9.755     $ 2.525
Total Return - Percent.......   23.3%        8.9%

  Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 24.5% during 1996 as they benefited from appreciation of shares acquired with their distributions. Furthermore, on a long-term basis those shareholders who participated in the Automatic Reinvestment Plan during the 20 years since inception experienced an annual compound rate of return of 18.4%.

COMMENTARY

  When reviewing 1996, we were struck by the narrowness of the stock market advance. The shares of large, well-known companies performed extraordinarily well, while medium and smaller companies trailed far behind. This difference is quite apparent in a comparison of several market averages -- from the large stock Dow Jones Industrials to the small stock Russell 2000.

                                   1996
                                  Returns
                                  -------
        Dow Industrials.......... +28.9%
        S&P 500.................. +23.3%
        S&P MidCap............... +19.2%
        Russell 2000............. +16.5%

  Perhaps even more striking is a comparison of S&P 500 returns by quintile based on market capitalization, from the largest 20% of the companies to the smallest 20%:

                 1996
S&P 500        Returns     Market Cap Range
-------------- -------     -----------------------------
Largest 20%...  +30.1%     $14 - 163 billion
Next 20%......  +29.4      7 - 14 billion
Middle 20%....  +19.3      4 - 7 billion
Next 20%......  +18.7      2.3 - 4 billion
Smallest
  20%.........  + 8.8      290 million - 2.3 billion

  We are particularly pleased with our portfolio's performance in 1996 because we own virtually none of the really large cap stocks which accounted for so much of the market's gain, and because our low-beta, high-quality portfolio would typically have difficulty staying with a market which is up by so much.

  We see a number of reasons to be cautious about the outlook for both the economy and the stock market.

  The U.S. economy has continued to perform extraordinarily well, with moderate growth and virtually no inflation. We are hopeful that this will continue in 1997, but the increasing age of the expansion and hints of labor market tightness give rise to at least some concern. On balance, we are a bit more worried about a weakening economy, with resultant profit pressures, than about a revival of inflation and higher interest rates. Right now neither is imminent, but we may not be able to make this statement again at the start of 1998.

  Corporate profitability has improved dramatically over the past several years, driven both by cyclical forces and by permanent structural changes in the way companies are managed. As a result, profit margins are at levels not seen for 30 years, and returns on equity are at post-World War II highs. We believe that much of this improvement has already occurred, and that future gains will be more modest. Trends in profit growth of the S&P Industrials support this view as illustrated below:

                          S&P Industrials
                 Year     Earnings Growth*
                ------    ----------------
                 1994            +28%
                 1995            +14
                 1996            + 6
                * Excluding major charges

  The stock market enters 1997 with consecutive annual gains of over 20% for a two-year total advance of 70%, as measured by the S&P 500. Taking a longer view, the market's performance of +17% annualized since 1982, a 15-year period, is far above the trendline equity returns of roughly 10-12%. Much of this surplus performance was driven by secular declines in interest rates and inflationary expectations, perfectly valid reasons, but like improvements in corporate profitability, not something likely to contribute as much to future performance as past.

  Considering the market gains of recent years, it might be useful to spend some time discussing protection of capital in a down market. We believe that Source Capital's portfolio is consistently less volatile and less risky than the stock market as a whole. This is a consequence of the kind of companies we invest in, our valuation criteria, and the construction of the portfolio. In understanding the ways in which we reduce risk, it is useful to look at the following four elements:

       Business Risk. Although all businesses have varying degrees of risk, we strive to minimize it by investing in companies with strong financial and market positions. Our companies have high operating margins (mid-teens or better), superior managements, and leading market shares. As a result, their profitability holds up better than their competitors' in adverse economic conditions, and they can often gain market share by maintaining aggressive investments in new capital, product development, and marketing. In addition, we invest only in companies we thoroughly understand, and we avoid those where rapidly changing technologies make forecasting the future especially hazardous.

       Financial Risk. Leveraged companies are riskier. Our companies have less than half the debt levels of the S&P Industrials -- 20% of capital versus 50%. This reduces their earnings volatility and increases their financial flexibility in difficult environments. They are not dependent on accommodating capital markets, but are free to reinvest in the business, to make opportunistic acquisitions, or share repurchases.

       Market Risk. Based on trailing twelve-month earnings, the S&P Industrials are selling at 21x earnings. Our portfolio is valued at 17x earnings, a valuation advantage which should help our performance if a downturn in the market occurs.

       Portfolio Risk. By limiting our exposure in any company within the portfolio to less than 5% and by holding approximately 40 companies, well-diversified across industries, we minimize the risk to our shareholders, compared to a much more concentrated portfolio, or excessively large company or industry positions.

  We would like to briefly discuss a company recently added to the portfolio. In August 1996, we initiated a position in CIRCUIT CITY, a successful Source investment of several years ago, and increased it in December and January, all at prices between $29 and $31. Our purchases were made in the face of a number of powerful negatives currently besetting the consumer electronic industry.

     - Earnings for all companies, including Circuit City, are declining.

     - The environment is intensely competitive.

     - There has been a dearth of exciting new consumer electronics product offerings.

     - Consumer PC sales have been weak.

     - Many local chains are failing, or tottering on the brink, while even well-known national chains are shutting stores (Tandy's Incredible Universe and Computer City, Egghead Software) or sharply reducing expansion plans (Best Buy).

  Despite this challenging environment, Circuit City has managed to preserve most of its profitability, maintain a rapid expansion rate, and avoid any of the financial duress affecting its competitors -- Best Buy, for example, has been in violation of its bank covenants. In addition, Circuit City has developed an exciting new expansion vehicle -- Car Max. Car Max is a consumer-friendly used car superstore, featuring an extensive selection of late-model vehicles, a low-pressure selling environment, no-haggle pricing, and no-strings cash offers on customer trade-in vehicles. Circuit City has announced an aggressive national roll-out for Car Max and in early February, 1997, sold about 20% of Car Max in a public offering. This both raised over $400 million of new capital, and established a public market value for Circuit City's majority ownership position in Car Max. This turns out to be about $17 per share, or roughly half of Circuit City's recent price of $35, despite the fact that Car Max is currently losing money, while the rest of Circuit City is earning about $1.50 per share.

  Our purchase of Circuit City is grounded in the belief that industry conditions will soon be improving.

     - The ranks of competitors will continue to thin and new store growth will be limited.

     - New product is on the way, notably Digital Video Disk (DVD) and high definition TV (HDTV).

     - Margins and returns on capital will improve, driven in part by economic pressures on industry members.

     - Car Max will prove to be a successful and profitable growth vehicle for Circuit City.

  Circuit City is typical of the companies in Source Capital's portfolio, which have historical growth rates, returns on capital, and balance sheets better than the average S&P Index Stock, yet sell at lower PE's. They should provide rewarding long-term returns to shareholders.
Respectfully submitted,


/s/ ERIC S. ENDE
--------------------------
Eric S. Ende
Senior Vice President


February 15, 1997

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1996

                   COMMON STOCKS                          Shares           Cost            Value
----------------------------------------------------    ----------     ------------     ------------
PRODUCER DURABLE GOODS -- 17.3%
Belden Inc..........................................       216,200     $  6,054,629     $  7,999,400
Donaldson Company, Inc..............................       217,200        5,531,072        7,276,200
Dover Corporation...................................       139,900        4,684,766        7,029,975
Federal Signal Corporation..........................       182,200        4,039,636        4,714,425
Holophane Corporation*..............................       461,700        7,836,581        8,772,300
Hubbell Incorporated (Class B)......................        50,264          851,341        2,173,918
IDEX Corporation....................................       277,200        9,916,855       11,053,350
Kaydon Corporation..................................       220,400        6,031,962       10,386,350
Leggett & Platt, Incorporated.......................       194,100        4,536,512        6,720,712
                                                                       ------------     ------------
                                                                       $ 49,483,354     $ 66,126,630
                                                                       ------------     ------------
BUSINESS SERVICES & SUPPLIES -- 9.9%
Arrow Electronics, Inc.*............................       134,700     $  5,928,462     $  7,206,450
Bacou USA, Inc.*....................................       276,500        4,547,156        4,596,813
Devon Group, Inc.*..................................       195,300        3,007,100        5,370,750
Expeditors International of Washington, Inc.........       312,200        2,014,417        7,180,600
Franklin Quest Co.*.................................       303,700        6,404,397        6,377,700
Manpower Inc........................................       225,500        5,862,086        7,328,750
                                                                       ------------     ------------
                                                                       $ 27,763,618     $ 38,061,063
                                                                       ------------     ------------
MATERIALS -- 9.5%
Bandag, Incorporated................................       202,500     $  9,578,696     $  9,593,438
Bandag, Incorporated (Class A)......................        40,500          495,856        1,852,875
Caraustar Industries, Inc...........................       332,700        6,604,018       11,062,275
OM Group, Inc.......................................       174,000        4,173,790        4,698,000
Unifi, Inc..........................................       283,500        6,618,239        9,107,437
                                                                       ------------     ------------
                                                                       $ 27,470,599     $ 36,314,025
                                                                       ------------     ------------
CONSUMER NON-DURABLE GOODS -- 7.8%
Lancaster Colony Corporation........................       284,500     $  9,913,531     $ 13,087,000
Newell Co...........................................       161,600        3,888,146        5,090,400
Tupperware Corporation..............................       216,000        8,520,981       11,583,000
                                                                       ------------     ------------
                                                                       $ 22,322,658     $ 29,760,400
                                                                       ------------     ------------
HEALTH CARE -- 7.7%
Allergan, Inc.......................................       279,800     $  6,660,424     $  9,967,875
DENTSPLY International Inc..........................       146,300        5,204,205        6,949,250
Johnson & Johnson...................................        63,500        1,316,048        3,159,125
Landauer, Inc.......................................       188,100        3,771,405        4,608,450
Pfizer Inc..........................................        55,400        1,631,502        4,591,275
                                                                       ------------     ------------
                                                                       $ 18,583,584     $ 29,275,975
                                                                       ------------     ------------
RETAILING -- 4.5%
Arbor Drugs, Inc....................................       482,400     $  5,584,890     $  8,381,700
Bob Evans Farms, Inc................................       292,600        5,838,256        3,950,100
Circuit City Stores, Inc............................       161,500        4,885,499        4,865,188
                                                                       ------------     ------------
                                                                       $ 16,308,645     $ 17,196,988
                                                                       ------------     ------------
INSURANCE -- 4.0%
Horace Mann Educators Corporation...................       174,200     $  4,187,654     $  7,033,325
Marsh & McLennan Companies, Inc.....................        28,600        1,461,511        2,974,400
Progressive Corporation, The........................        77,700        3,012,104        5,235,037
                                                                       ------------     ------------
                                                                       $  8,661,269     $ 15,242,762
                                                                       ------------     ------------
CONSUMER DURABLE GOODS -- 3.8%
Cooper Tire & Rubber Company........................       394,000     $  9,060,854     $  7,781,500
Genuine Parts Company...............................       100,000        3,507,115        4,450,000
Juno Lighting, Inc..................................       133,100        1,914,439        2,129,600
                                                                       ------------     ------------
                                                                       $ 14,482,408     $ 14,361,100
                                                                       ------------     ------------

                            PORTFOLIO OF INVESTMENTS
                                  (Continued)

                                                        Shares or
                                                           Face
COMMON STOCKS (Continued)                                 Amount           Cost            Value
----------------------------------------------------    ----------     ------------     ------------
BANKING -- 3.0%
Norwest Corporation.................................       122,588     $  3,491,507     $  5,332,578
Wells Fargo & Company...............................        23,266        5,809,512        6,276,003
                                                                       ------------     ------------
                                                                       $  9,301,019     $ 11,608,581
                                                                       ------------     ------------
ENTERTAINMENT -- 2.6%
Carnival Corporation (Class A)......................       307,400     $  6,923,610     $ 10,144,200
                                                                       ------------     ------------
OTHER COMMON STOCKS -- 3.0%.........................                   $  9,772,130     $ 11,488,425
                                                                       ------------     ------------
TOTAL COMMON STOCKS -- 73.1%........................                   $211,072,894     $279,580,149
                                                                       ------------     ------------
PREFERRED STOCK -- 0.5%
Phoenix Duff & Phelps Corporation (Series A)........        75,000     $  1,851,805     $  1,875,000
                                                                       ------------     ------------
CONVERTIBLE BONDS AND DEBENTURES
REAL ESTATE INVESTMENT TRUST -- 2.1%
Alexander Haagen Properties (Series A) -- 7 1/2%
  2001..............................................    $1,050,000     $    916,125     $    979,125
Alexander Haagen Properties (Series B) -- 7 1/2%
  2001..............................................     1,750,000        1,526,875        1,618,750
Developers Diversified Realty Corporation -- 7%
  1999..............................................     2,500,000        2,430,625        2,725,000
Rockefeller Center Properties, Inc. -- 0% 2000......     4,455,000        2,913,030        2,762,100
                                                                       ------------     ------------
                                                                       $  7,786,655     $  8,084,975
                                                                       ------------     ------------
RETAILING -- 1.7%
Fabri-Centers of America, Inc. -- 6 1/4% 2002.......    $7,000,000     $  5,758,119     $  6,580,000
                                                                       ------------     ------------
PRODUCER DURABLE GOODS -- 1.7%
Diagnostic/Retrieval Systems, Inc.
  -- 8 1/2% 1998....................................    $  719,000     $    627,328     $    726,190
  -- 9% 2003........................................     2,000,000        2,000,000        2,880,000
TriMas Corporation -- 5% 2003.......................     2,550,000        2,574,852        2,792,250
                                                                       ------------     ------------
                                                                       $  5,202,180     $  6,398,440
                                                                       ------------     ------------
HEALTH CARE -- 1.1%
Healthsource Inc. -- 5% 2003........................    $5,000,000     $  4,072,500     $  4,012,500
                                                                       ------------     ------------
TOTAL CONVERTIBLE BONDS
  AND DEBENTURES -- 6.6%............................                   $ 22,819,454     $ 25,075,915
                                                                       ------------     ------------
NON-CONVERTIBLE BONDS AND
  DEBENTURES
CORPORATE -- 8.4%
Busse Broadcasting Corporation -- 11 5/8% 2000......    $2,350,000     $  2,275,325     $  2,397,000
Genesco Inc. -- 10 3/8% 2003........................     1,150,000        1,127,000        1,184,500
GPA Delaware Inc. -- 8 3/4% 1998....................     2,000,000        2,012,500        2,015,000
Kidder Peabody Mortgage Assets (CMO) -- 8.45% 2018..     1,226,500        1,220,380        1,227,267
Merrill Lynch Mortgage Investors, Inc.
  Series 1988-H -- 9.7% 2008........................        78,500           81,509           78,745
  Series 1992-B -- 8.3% 2012........................     1,600,000        1,625,750        1,634,500
Pacific Lumber Company, The -- 10 1/2% 2003.........     1,000,000          967,500          997,500
Plantronics, Inc. -- 10% 2001.......................     8,470,000        8,611,244        8,766,450
Primark Corporation -- 8 3/4% 2000..................     6,472,000        6,303,974        6,654,025
Tenet Healthcare Corporation -- 9 5/8% 2002.........     2,800,000        2,800,000        3,073,000
Trump Atlantic City Associates -- 11 1/4% 2006......     4,000,000        3,925,000        3,970,000
                                                                       ------------     ------------
                                                                       $ 30,950,182     $ 31,997,987
                                                                       ------------     ------------

                            PORTFOLIO OF INVESTMENTS
                                  (Continued)

NON-CONVERTIBLE BONDS AND                                  Face
  DEBENTURES (Continued)                                  Amount           Cost            Value
----------------------------------------------------    ----------     ------------     ------------
U.S. GOVERNMENT AND AGENCIES -- 4.0%
Federal Home Loan Bank
  -- 4 1/4% 1998 (Floating Rate Note)...............   $ 1,000,000     $  1,000,000     $    985,000
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO)...............................     5,527,200          774,439          791,080
  -- 7% 2023 (CMO)..................................     2,203,400        2,241,995        2,084,279
  -- 8 1/2% 2024 (REMIC)............................     3,000,000        3,018,750        3,018,750
  -- 10.15% 2006 (REMIC)............................       454,600          450,907          460,283
Federal National Mortgage Association
  -- 7% 2008 (REMIC)................................     1,825,400        1,814,015        1,803,153
  -- 8% 2011 (REMIC)................................     1,050,000        1,055,250        1,053,281
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2006....................................       309,700          328,714          328,959
  -- 9 3/4% 2010....................................     1,987,600        2,102,014        2,111,204
  -- 10 1/4% 2001-2004..............................       481,000          511,943          514,369
Government National Mortgage Association
  -- 7.99125% 2010 (REMIC)..........................     2,256,400        2,256,452        2,264,862
                                                                       ------------     ------------
                                                                       $ 15,554,479     $ 15,415,220
                                                                       ------------     ------------
TOTAL NON-CONVERTIBLE BONDS AND
  DEBENTURES -- 12.4%...............................                   $ 46,504,661     $ 47,413,207
                                                                       ------------     ------------
TOTAL INVESTMENT SECURITIES -- 92.6%................                   $282,248,814     $353,944,271
                                                                       ============     ------------

SHORT-TERM INVESTMENTS -- 7.0%
Short-term Corporate Notes:
  Motorola, Inc. -- 5.22% 1/7/97....................   $ 1,000,000                      $    999,130
  Ford Motor Credit Company -- 5.35% 1/8/97.........     1,000,000                           998,960
  Philip Morris Companies Inc. -- 5.26% 1/9/97......     2,000,000                         1,997,662
  Disney (Walt) Company, The -- 5.37% 1/17/97.......     2,900,000                         2,893,079
  Raytheon Company -- 5.40% 1/24/97.................    10,100,000                        10,065,155
  Kimberly-Clark Corporation -- 5.40% 2/7/97........     1,500,000                         1,491,675
  Hershey Foods Corporation -- 5 1/2% 2/13/97.......     6,500,000                         6,457,298
State Street Bank Repurchase Agreement (Dated
  12/31/96) -- 4 3/4% 1/2/97
  (Collateralized by U.S. Treasury Notes -- 6% 1998,
  market value $1,901,701)..........................     1,861,000                         1,861,246
                                                                                        ------------
                                                                                        $ 26,764,205
                                                                                        ------------
TOTAL INVESTMENTS -- 99.6%..........................                                    $380,708,476
Other assets less liabilities -- 0.4%...............                                       1,437,951
                                                                                        ------------
TOTAL NET ASSETS -- 100%............................                                    $382,146,427
                                                                                        ============

* Non-income producing securities

See notes to financial statements.

                              STATISTICAL PROFILE
                                  (UNAUDITED)

                        PRINCIPAL COMMON STOCK HOLDINGS

                                         Fundamental Investment Data
                            ------------------------------------------------------
                            Earnings/Share                                                          Valuation Data
                            --------------     Past 10 Years                         --------------------------------------------
                                     Last    ------------------   Total    Return                1995-96            Price/
                                      12     Growth   Yrs. EPS    Debt %   on Beg.   Year-End     Price      P/E    Book    Div.
                            1986     Mos.     Rate    Declined    Capital  Equity     Price       Range     Ratio   Value   Yield
---------------------------------------------------------------------------------------------------------------------------------
Allergan                    $0.54   $ 2.00     14%        2         24%       19%      $ 36      $26-42     17.8 x   3.1 x   1.5%
Arbor Drugs                  0.19     0.75     14         1         10        18         17        9-19     23.2     3.6     1.4
Arrow Electronics           (4.82)    4.10     36*        3         28        19         54       35-60     13.0     2.1     0.0
Bacou USA                      **     1.02     **         0          0        20         17       15-19     16.3     2.8     0.0
Bandag                       1.43     3.44      9         2          7        22         47       45-66     13.8     2.7     2.1
Bandag (C1. A)               1.43     3.44      9         2          7        22         46       44-61     13.3     2.6     2.2
Belden                         **     2.11     15*        1         30        42         37       20-37     17.5     5.9     0.5
Bob Evans Farms              0.52     0.81      5         2         14         8         14       12-22     16.7     1.4     2.4
Caraustar Industries           **     2.17     15*        3         57        45         33       16-37     15.3     5.4     1.7
Carnival (C1. A)             0.44     1.90     13         0         28        23         33       20-33     17.4     3.3     1.3
Circuit City Stores          0.40     1.52     15         1         48        15         30       21-39     19.8     2.6     0.5
Cooper Tire & Rubber         0.29     1.31     17         2         14        15         20       18-30     15.1     2.1     1.7
DENTSPLY International         **     2.51     **         0         23        21         48       31-49     18.9     3.7     0.8
Devon Group                  1.19     2.93     10         3          1        20         28       22-46      9.4     1.6     0.0
Donaldson                    0.49     1.73     13         1         10        21         34       23-34     19.4     3.8     1.1
Dover                        0.61     2.97     17         1         28        28         50       26-55     16.9     4.0     1.4
Expeditors International     0.18     0.86     17         1         11        19         23       10-23     26.7     4.4     0.3
Federal Signal               0.25     1.30     18         1         50        24         26       20-28     19.9     4.3     2.6
Franklin Quest                 **     1.71     15*        1          2        17         21       17-36     12.3     2.0     0.0
Genuine Parts                1.01     2.68     11         0          3        20         45       36-48     16.6     3.2     3.0
Holophane                      **     1.24     **         0         24        30         19       11-24     15.3     3.6     0.0
Horace Mann Educators          **     3.11     15*        1         24        15         40       20-41     13.0     2.0     1.1
Hubbell (C1. B)              0.83     2.10     10         0         14        21         43       25-44     20.6     4.0     2.4
IDEX                           **     1.69     17*        1         59        33         40       28-44     15.8     6.1     1.8
Johnson & Johnson            0.23     2.18     25         0         17        31         50       27-54     22.8     6.2     1.5
Juno Lighting                0.41     1.08     10         2          4        14         16       13-21     14.8     2.0     2.0
Kaydon                       0.60     3.05     18         1          3        27         47       23-50     15.5     3.3     1.2
Lancaster Colony             0.32     2.77     23         0          9        27         46       29-46     16.6     4.1     1.6
Landauer                       **     1.32     11         0          0        47         25       16-25     18.6     8.4     4.9
Leggett & Platt              0.48     1.78     15         3         34        21         35       17-35     19.5     3.8     1.4
Manpower                       **     1.76     **         0         15        45         33       24-43     18.5     4.8     0.5
Marsh & McLennan             3.30     6.30      7         0         33        28        104       76-115    16.5     4.3     3.5
Newell                       0.27     1.62     20         0         39        20         32       20-34     19.4     3.5     1.8
Norwest                      0.61     3.10     18         1         76        22         44       23-47     14.0     2.7     2.8
OM Group                       **     1.56     **         0         38        19         27       15-29     17.3     2.8     1.1
Pfizer                       0.98     2.99     12         1         36        34         83       37-91     27.7     8.1     1.6
Progressive                  0.77     4.08     18         3         33        20         67       35-72     16.5     2.9     0.4
Tupperware                     **     2.79     **         0         45        76         54       38-56     19.5    11.1     1.6
Unifi                        0.29     1.54     17         2         28        18         32       21-33     20.9     3.7     1.4
Wells Fargo                  5.03    20.06     15         3         30        23        270      141-293    13.4     1.7     1.9
---------------------------------------------------------------------------------------------------------------------------------
Source Portfolio                               14         1         23        23                            16.7     3.3     1.4
Dow Jones Industrials                           8         2         45        21     6448.27                18.9     4.8     2.1
S&P Industrials                                 9         3         54        19      869.97                21.2     5.3     1.8
---------------------------------------------------------------------------------------------------------------------------------

 * 5 to 9-year growth rate

** Comparable data not available

                            MAJOR PORTFOLIO CHANGES
                                  (UNAUDITED)

                        Quarter Ended December 31, 1996

                                                                                               Shares
                                                                                               -------
NET PURCHASES

Common Stocks
Allergan, Inc. ...........................................................................      95,000
Bacou USA, Inc. ..........................................................................     169,500
Bandag, Incorporated......................................................................     155,900
Belden Inc. ..............................................................................       8,300
Caraustar Industries, Inc. ...............................................................      16,200
Circuit City Stores, Inc. ................................................................     111,700
Cooper Tire & Rubber Company..............................................................      33,800
Holophane Corporation.....................................................................      13,000
Kaydon Corporation........................................................................       7,000
Lancaster Colony Corporation..............................................................      26,800
Manpower Inc. ............................................................................      24,300
OM Group, Inc. ...........................................................................      52,350

NET SALES

Common Stocks
Bandag, Incorporated (Class A)............................................................     155,900
Expeditors International of Washington, Inc. .............................................      54,000
Hubbell Incorporated (Class B)............................................................      35,000
Loctite Corporation(1)....................................................................      56,700
Marsh & McLennan Companies, Inc. .........................................................      38,500
Norwest Corporation.......................................................................      39,500
Pfizer Inc................................................................................       9,100

(1) Indicates elimination from portfolio

                         FEDERAL INCOME TAX INFORMATION
                                  (UNAUDITED)

                                 CALENDAR 1996

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                                  (1)                  (2)
                                           AMOUNT              ORDINARY             LONG-TERM
                                            PAID                INCOME            CAPITAL GAIN
                   DATE PAID              PER SHARE            DIVIDENDS          DISTRIBUTIONS
          ---------------------------  ---------------      ---------------      ---------------
          PREFERRED STOCK:
          03/15/96                         $  0.60             $0.60                  --
          06/15/96                            0.60              0.60                  --
          09/15/96                            0.60              0.60                  --
          12/15/96                            0.60              0.60                  --
                                           -------          ---------------      ---------------
                    TOTAL                  $  2.40             $2.40                  --
                                       ===============      ===============      ===============
          COMMON STOCK:
          03/15/96                         $ 0.925            $0.27930             $0.64570
          06/15/96                           0.925             0.08099              0.84401
          09/15/96                           0.925             0.08099              0.84401
          12/15/96                           0.925             0.08099              0.84401
          12/15/96 (special year-end)        2.430               --                 2.43000
                                           -------          ---------------      ---------------
                    TOTAL                  $ 6.130            $0.52227             $5.60773
                                       ===============      ===============      ===============

     The amount in column (1) is to be included as dividend income on your tax return. For corporate shareholders, 29.2% of the amount in column (1) qualifies for the 70% corporate dividends received deduction.

     The amounts in column (2) are long-term capital gain distributions and are taxable to shareholders as such.

     A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 1996 tax returns. Source Capital had no undistributed long-term capital gains at year-end. Therefore, Common shareholders will not receive a Form 2439 for 1996.

--------------------------------------------------------------------------------

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

     The information above shows the cash distributions paid by Source Capital during 1996. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

     Only the distributions paid on December 15, 1996 were reinvested at a discount from the market price and the additional taxable amount of these distributions is equivalent to $0.08719 per Common share received.

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                 December 31, 1996
                                                                           -----------------------------
ASSETS
  Investments at value:
     Investment securities -- at market value (cost $282,248,814) --
      Note A.............................................................  $353,944,271
     Short-term corporate notes -- at cost plus interest earned
      (maturities 60 days or less) -- Note A.............................    26,764,205     $380,708,476
                                                                           ------------
  Cash...................................................................                            294

  Receivable for:
     Investment securities sold..........................................  $    286,697
     Dividends and accrued interest......................................     1,934,258        2,220,955
                                                                           ------------     ------------
                                                                                            $382,929,725

LIABILITIES
  Payable for:
     Investment securities purchased.....................................  $    292,188
     Advisory fees.......................................................       221,326
     Accrued dividends -- Preferred Stock................................       196,921
     Accrued expenses....................................................        72,863          783,298
                                                                           ------------     ------------
TOTAL NET ASSETS -- December 31, 1996....................................                   $382,146,427
                                                                                             ===========

  Assets applicable to Preferred Stock at a liquidation preference of
     $27.50 per share (asset coverage 706%) -- Note B....................                   $ 54,153,330
                                                                                             ===========

  Net assets applicable to Common Stock -- $45.35 per share..............                   $327,993,097
                                                                                             ===========

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share; authorized
     3,000,000 shares; outstanding 1,969,212 shares -- Note B............                   $  5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares;
     outstanding 7,232,110 shares -- Note B..............................                      7,232,110
  Additional Paid-in Capital.............................................                    289,626,915
  Undistributed net investment income....................................                      3,321,891
  Undistributed net realized gain on investments.........................                      4,362,418
  Unrealized appreciation of investments.................................                     71,695,457
                                                                                            ------------
TOTAL NET ASSETS -- December 31, 1996....................................                   $382,146,427
                                                                                             ===========

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                                                              For the year ended December 31,
                                               -------------------------------------------------------------
                                                           1996                             1995
                                               ----------------------------     ----------------------------
INVESTMENT INCOME
  Income:
     Interest................................                   $ 8,241,608                      $ 8,531,983
     Dividends...............................                     4,519,900                        5,279,736
                                                                -----------                      -----------
                                                                $12,761,508                      $13,811,719

  Expenses -- Note C:
     Advisory fees...........................  $  2,602,494                     $  2,437,373
     Transfer agent fees and expenses........       245,734                          231,315
     Reports to shareholders.................       161,717                          207,144
     Directors' fees and expenses............        81,846                           75,313
     Custodian fees and expenses.............        50,981                           52,961
     Taxes, other than federal income tax....        65,820                           65,800
     Legal and auditing fees.................        52,228                           49,473
     Registration and filing fees............        20,408                           21,699
     Other expenses..........................        31,175       3,312,403           43,633       3,184,711
                                               ------------     -----------     ------------     -----------
          Net investment income -- Note A....                   $ 9,449,105                      $10,627,008
                                                                -----------                      -----------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments:
     Proceeds from sale of investment
       securities (excluding short-term
       corporate notes with maturities 60
       days or less).........................  $180,179,950                     $175,825,101
     Cost of investment securities sold......   135,203,285                      153,390,056
                                               ------------                     ------------
     Net realized gain on investments
       -- Notes A and D......................                   $44,976,665                      $22,435,045

  Unrealized appreciation of investments:
     Unrealized appreciation at beginning of
       year..................................  $ 57,002,661                     $ 30,355,493
     Unrealized appreciation at end of
       year..................................    71,695,457                       57,002,661
                                               ------------                     ------------
       Increase in unrealized
          appreciation of investments........                    14,692,796                       26,647,168
                                                                -----------                      -----------
          Net realized and unrealized gain
            on investments...................                   $59,669,461                      $49,082,213
                                                                -----------                      -----------

NET INCREASE IN TOTAL NET
  ASSETS RESULTING FROM
  OPERATIONS.................................                   $69,118,566                      $59,709,221
                                                                 ==========                       ==========

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                             For the year ended December 31,
                                             ---------------------------------------------------------------
                                                         1996                              1995
                                             -----------------------------     -----------------------------
INCREASE IN TOTAL NET ASSETS
Operations:
  Net investment income....................  $  9,449,105                      $ 10,627,008
  Net realized gain on investments -- Notes
     A and D...............................    44,976,665                        22,435,045
  Increase in unrealized appreciation of
     investments...........................    14,692,796                        26,647,168
                                             -------------                     -------------

Increase in total net assets resulting from
  operations...............................                   $ 69,118,566                      $ 59,709,221

Distributions to Preferred shareholders:
  From net investment income...............                     (4,726,109)                       (4,726,109)

Distributions to Common shareholders:
  From net investment income...............  $ (3,718,587)                     $ (3,583,417)
  From net realized capital gains..........   (40,614,247)     (44,332,834)     (22,298,081)     (25,881,498)
                                             -------------                     -------------

Proceeds from shares issued for
  distributions reinvested by Common
  shareholders -- Note B...................                             --                         3,558,442
                                                              -------------                     -------------
Increase in total net assets...............                   $ 20,059,623                      $ 32,660,056

TOTAL NET ASSETS
Beginning of year, including undistributed
  net investment income of $2,317,482 at
  January 1, 1996..........................                    362,086,804                       329,426,748
                                                              -------------                     -------------
End of year, including undistributed net
  investment income of $3,321,891 and
  $2,317,482 at December 31, 1996 and
  1995.....................................                   $382,146,427                      $362,086,804
                                                              =============                     =============

See notes to financial statements.
--------------------------------------------------------------------------------

                       NOTICE OF SOURCE OF DISTRIBUTIONS
                              (Common Stock Only)

  Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                                   Source of Distributions
                                 ---------------------------
                     Amount         Net         Net Realized
                      Paid       Investment       Capital
Date Paid           Per Share      Income          Gains
---------           ---------    ----------     ------------
  3/15/96            $0.925       $0.482          $0.443
  6/15/96             0.925        0.032           0.893
  9/15/96             0.925           --           0.925
 12/15/96             0.925           --           0.925
 12/15/96 (special)   2.430           --           2.430
                     ------       ------          ------
                     $6.130       $0.514          $5.616
                     ======       ======          ======

The source of distributions for financial reporting purposes differs from federal income tax reporting. See page 11 for federal income tax information.

                              FINANCIAL HIGHLIGHTS
   Selected data for a share of Common Stock outstanding throughout each year

                                                                      Year ended December 31,
                                                     ---------------------------------------------------------
                                                       1996        1995        1994        1993        1992
                                                     ---------   ---------   ---------   ---------   ---------
Per share operating performance:
Net asset value at beginning of year................   $42.58      $38.52      $41.85      $42.87      $41.23
                                                     ---------   ---------   ---------   ---------   ---------
Net investment income...............................   $ 1.30      $ 1.48      $ 1.62      $ 1.94      $ 1.98
Net realized and unrealized gain
  (loss) on investment securities...................     8.25        6.84       (0.67)       1.32        3.96
                                                     ---------   ---------   ---------   ---------   ---------
Total from investment operations....................   $ 9.55      $ 8.32      $ 0.95      $ 3.26      $ 5.94
                                                     ---------   ---------   ---------   ---------   ---------
Distributions to Preferred Shareholders:
  From net investment income........................   $(0.65)     $(0.66)     $(0.69)     $(0.72)     $(0.73)
Distributions to Common Shareholders:
  From net investment income........................    (0.51)      (0.50)      (1.14)      (1.39)      (1.02)
  From net realized gains...........................    (5.62)      (3.10)      (2.03)      (2.21)      (2.58)
  In excess of net realized gains...................       --          --       (0.02)         --          --
  From Additional Paid-in Capital...................       --          --       (0.41)         --          --
                                                     ---------   ---------   ---------   ---------   ---------
       Total distributions..........................   $(6.78)     $(4.26)     $(4.29)     $(4.32)     $(4.33)
                                                     ---------   ---------   ---------   ---------   ---------
Effect of shares issued for distributions
  reinvested by Common shareholders.................       --          --      $ 0.01      $ 0.04      $ 0.03
                                                     ---------   ---------   ---------   ---------   ---------
Net asset value at end of year......................   $45.35      $42.58      $38.52      $41.85      $42.87
                                                     ========    ========    ========    ========    ========
Per share market value at end of year...............   $45.50      $41.88      $37.00      $43.25      $47.75
Total investment return(1)..........................    24.5%       23.4%       (6.5%)      (1.8%)      17.0%
Net asset value total return(2).....................    21.9%       20.7%        0.6%        6.3%       13.3%
Ratios/supplemental data:
  Net assets at end of year (in thousands).......... $ 382,146   $ 362,087   $ 329,427   $ 330,465   $ 332,574
  Ratio of expenses to average net assets...........     0.89%       0.91%       0.96%       0.95%       0.94%
  Ratio of net income to average net assets.........     2.52%       3.04%       3.36%       3.86%       3.93%
  Portfolio turnover rate...........................    41.04%      51.44%      71.39%      73.91%      69.01%
  Average brokerage commission per share............   $0.0589          --          --          --          --
Preferred Stock:
  Total shares outstanding(3)....................... 1,969,212   1,969,212   1,969,212   1,969,212   1,969,212
  Asset coverage per Share(3).......................   $194.06     $183.87     $167.29     $167.82     $168.89
  Involuntary liquidation preference per share......   $ 27.50     $ 27.50     $ 27.50     $ 27.50     $ 27.50
  Average market value per share(4).................   $ 28.50     $ 28.00     $ 27.89     $ 30.24     $ 29.21

(1) Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3) Information shown as of the end of the year
(4) The average of all month-end market values during each year
See notes to financial statements.
--------------------------------------------------------------------------------

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (unaudited)

                                                                          Quarter ended
                                          -----------------------------------------------------------------------------
                                          March 31, 1996     June 30, 1996     September 30, 1996     December 31, 1996
                                          --------------     -------------     ------------------     -----------------
Total investment income.................   $  3,158,438       $  3,129,307        $  3,256,062           $ 3,217,701
Net investment income...................   $  2,350,412       $  2,203,094        $  2,470,569           $ 2,425,030
Income available to Common..............   $  1,168,885       $  1,021,567        $  1,289,042           $ 1,243,502
  Per share Common......................          $0.16              $0.14               $0.18                 $0.17
Net realized and unrealized
  appreciation..........................   $ 15,225,474       $ 10,043,278        $  6,680,604           $27,720,105
  Per share Common......................          $2.11              $1.39               $0.92                 $3.83

                                                                          Quarter ended
                                          -----------------------------------------------------------------------------
                                          March 31, 1995     June 30, 1995     September 30, 1995     December 31, 1995
                                          --------------     -------------     ------------------     -----------------
Total investment income.................   $  3,393,865       $  3,630,924        $  3,137,318           $ 3,649,612
Net investment income...................   $  2,625,601       $  2,777,124        $  2,371,074           $ 2,853,209
Income available to Common..............   $  1,444,074       $  1,595,597        $  1,189,546           $ 1,671,682
  Per share Common......................          $0.20              $0.22               $0.17                 $0.23
Net realized and unrealized
  appreciation..........................   $ 16,681,675       $ 11,555,740        $ 13,599,125           $ 7,245,673
  Per share Common......................          $2.34              $1.61               $1.89                 $1.00

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

     The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

     1. SECURITIES VALUATION--Securities, including any outstanding call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted are valued at the mean between the most recent bid and asked prices. Short-term corporate notes with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

     2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

     3. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date.

NOTE B--CAPITAL STOCK

     The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

     During the year ended December 31, 1995, the Company issued 86,640 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders.

NOTE C--ADVISORY FEES AND OTHER
AFFILIATED TRANSACTIONS

     Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of .725% for the first $100 million of total net assets, .700% for the next $100 million of total net assets, and .675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

  For the years ended December 31, 1996 and 1995, the Company paid aggregate fees of $81,250 and $75,000 respectively, to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 1996 and 1995, the Company incurred legal fees of $15,984 and $14,373, respectively, payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm.

NOTE D--PURCHASES AND SALES OF SECURITIES

     Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $136,691,674 and $161,525,237 for the years ended December 31, 1996 and 1995, respectively. Realized gains and losses are based on the specific-certificate identification method. Cost of investment securities owned at December 31, 1996 was $282,659,175 for federal income tax purposes. Gross unrealized appreciation and depreciation for all securities at December 31, 1996 for federal income tax purposes was $74,898,855 and $3,613,759, respectively.

NOTE E--QUARTERLY INFORMATION

     See page 15 for unaudited quarterly results of investment operations.

                          REPORT OF ERNST & YOUNG LLP,
                              INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF SOURCE CAPITAL, INC.

     We have audited the accompanying statement of assets and liabilities of Source Capital, Inc., including the portfolio of investments, as of December 31, 1996, and the related statements of operations and changes in total net assets for each of the two years in the period then ended, and the financial highlights, as it relates to selected data for a share of Common Stock, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. at December 31, 1996, the results of its operations and the changes in its total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California
February 7, 1997
--------------------------------------------------------------------------------

                           RESULTS OF ANNUAL MEETING

     Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held April 29, 1996:

     1. With respect to the election of five directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                  VOTES FOR     VOTES WITHHELD
                                                                  ----------    --------------
        COMMON
        Wesley E. Bellwood......................................   4,730,162        83,092
        Julio J. de Puzo, Jr....................................   4,702,253        83,092
        David Rees..............................................   4,732,099        83,092
        Robert L. Rodriguez.....................................   4,692,392        83,092
        Lawrence J. Sheehan.....................................   4,728,909        83,092
        PREFERRED
        Charles W. Stanton......................................   1,574,991        28,594
        Kenneth L. Trefftzs.....................................   1,579,207        28,594

     2. With respect to continuation of the Investment Advisory Agreement, a total of 6,122,726 shares voted for, 109,305 shares voted against and 173,915 shares abstained.

     3. With respect to the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year, a total of 6,235,744 shares voted for, 62,330 shares voted against and 107,874 shares abstained.

     No broker non-votes were received with respect to any of the matters voted upon above.

                                                      -----------------------
    SOURCE CAPITAL, INC.
                                                             BULK RATE
    11400 West Olympic Boulevard, Suite 1200
                                                           U.S. POSTAGE
    Los Angeles, California 90064
                                                               PAID
                                                               CMSS
                                                      -----------------------